FORTIS MONEY FUND
A SERIES OF FORTIS MONEY PORTFOLIOS, INC.

MAY 17, 2001

SUPPLEMENT TO FORTIS MONEY FUND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2001

- THE FOLLOWING INFORMATION RELATES TO THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY.

     - References to "Fortis Financial Group", "Fortis Advisers, Inc.", "Advisers", "Fortis Investors, Inc." and "Investors" are deleted, except to the extent that these terms are included elsewhere in this supplement.
     - Fortis Advisers, Inc. no longer serves as the investment adviser to the Fund referenced above. Since April 2, 2001, Hartford Investment Financial Services Company ("HIFSCO") has served as the Fund's investment adviser.
     - Hartford Administrative Services Company, formerly Fortis Advisers, has served as the Fund's transfer agent and dividend agent since April 2, 2001.
     - Fortis Investors, Inc., the Fund's principal underwriter, has changed its name to, and is replaced with, Woodbury Financial Services, Inc. ("Woodbury Financial").
     - Hartford Investment Management Company ("HIMCO") has been serving as sub-adviser to the Fund since April 2, 2001, pursuant to interim sub-advisory agreements approved by the Board of Directors.

- THE FOLLOWING INFORMATION IS ADDED TO THE SECTION ENTITLED "FUND HISTORY" ON PAGE 1.

     Shareholders of record on April 12, 2001 will be asked to approve a reorganization of the Fund as a series of a newly formed Maryland corporation.

     Fortis Advisers, Inc. ("Fortis Advisers") served as the investment adviser for the Fund during its most recent fiscal year, and also served as its transfer agent and dividend agent. On April 2, 2001, The Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers and its subsidiary, Fortis Investors, Inc. ("Fortis Investors"), which acted as the underwriter for the Funds. In this Statement of Additional Information, this transaction is referred to as the "Acquisition." Hartford Life is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a publicly held company. The Hartford and its subsidiaries are among the largest providers of both life insurance and property and casualty insurance products in the United States. As a result of the Acquisition, the following changes became effective April 2, 2001:

     - Hartford Investment Financial Services Company ("HIFSCO") is the interim investment adviser to the Fund. For the Fund, HIFSCO has retained the services of a sub-adviser, Hartford Investment Management Company ("HIMCO"). For additional information on the Fund's investment advisory and sub-advisory arrangements, see "Investment Advisory and Other Services."
     - Hartford Administrative Services Company ("HASCO"), formerly Fortis Advisers, serves as the Fund's transfer agent and dividend agent.

     - Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, acts as the underwriter to the Fund. For more information on Woodbury Financial, see "Underwriter and Distribution of Shares."

- THE FOLLOWING INFORMATION REPLACES THE SECTION ENTITLED "MANAGEMENT OF THE FUNDS" ON PAGES 7-11.

     Under Minnesota law, the Board of Directors of Fortis Money has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law. At a special meeting of shareholders to be held on or about May 31, 2001, shareholders will be asked to approve a reorganization of the Fund as a series of a newly formed Maryland Corporation.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Money are listed below. Unless stated otherwise, all positions have been held at least five years. Except where otherwise noted, each director and officer also serves as a director or officer of all Fortis investment companies (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies. Woodbury Financial was known as Fortis Investors prior to its Acquisition by Hartford Life. HASCO was known as Fortis Advisers prior to the Acquisition. For ease of reference in the table below, Fortis Investors and Fortis Advisers are referred to as Woodbury Financial and HASCO, respectively, both before and after the Acquisition.

     At the special meeting of shareholders, referenced above, shareholders will be asked to elect eight of the Fund's existing directors and Dr. Senbet, currently an advisory director, to the Board of Directors of Fortis Money. Mr. Cutting will not be standing for re-election at the meeting.


                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Richard W. Cutting*                 69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman**                 60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul, MN.
Bloomfield, Michigan

Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street  21st Floor                                   financial consultants
New York, New York

Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation, a
Minneapolis, Minnesota                                       manufacturer, retailer, and direct merchant of
                                                             airbeds and sleep-related products; prior to 2000,
                                                             marketing consultant; prior to 1996, Senior Vice
                                                             President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc., a manufacturer of in-line skates
                                                             and related gear and accessories.

Dr. Lemma W. Senbet*                53        Advisory       The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall                        Director       Finance Department, University of Maryland, College
College Park, Maryland                                       Park, MD; consultant, international financial
                                                             institutions.

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                      principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.

David M. Znamierowski               40     President since   Senior Vice President and Chief Investment Officer of
55 Farmington Avenue                            2001         Hartford Life since 1999; Vice President, Investment
Hartford, Connecticut                                        Strategy and Policy with Aetna Life & Casualty
                                                             Company from 1991 to 1996; Director and Senior Vice
                                                             President of HIFSCO and Director and Managing Director
                                                             with HL Advisors.

Robert W. Beltz, Jr.                51     Vice President    Vice President, Securities Operations of HASCO and
500 Bielenberg Drive                         since 1993      Woodbury Financial.
Woodbury, Minnesota

Kevin J. Carr                       46     Vice President    Assistant General Counsel since 1999, Counsel since
55 Farmington Avenue                        and Assistant    1996 and Associate Counsel since 1995 of The
Hartford, Connecticut                      Secretary since   Hartford; Counsel and Assistant Secretary of HL
                                                2001         Advisors and HIFSCO and Assistant Secretary of HIMCO.

Peter W. Cummins                    63     Vice President    Senior Vice President since 1997 and Vice President
P.O. Box 2999                                since 2001      since 1989 of Hartford Life; Director and Senior Vice
Hartford, Connecticut                                        President of HIFSCO and Director and Managing
                                                             Director of HL Advisors.

Tamara L. Fagely                    42     Vice President    Vice President of HASCO and of Woodbury Financial
500 Bielenberg Drive                       since 1996 and    since 1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                       Treasurer since    HASCO and Woodbury Financial.
                                                1993

                                           POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
George R. Jay                      49     Vice President     Secretary and Director, Life and Equity Accounting
P.O. Box 2999                              and Assistant     and Financial Control and Assistant Vice President of
Hartford, Connecticut                     Treasurer since    Hartford Life.
                                               2001

Stephen T. Joyce                    41     Vice President    Senior Vice President of Hartford Life since 1999;
P.O. Box  2999                               since 2001      Vice President from 1997 to 1999 and Assistant Vice
Hartford, Connecticut                                        President from 1994 to 1997 of Hartford Life.

David N. Levenson                   35     Vice President    Senior Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      Vice President, Fidelity Investments from 1994 to
Hartford, Connecticut                                        1995.

Thomas M. Marra                     42     Vice President    Chief Operating Officer since 2000, Executive Vice
P.O. Box 2999                                since 2001      President since 1996, and Senior Vice President since
Hartford, Connecticut                                        1994 of Hartford Life; Director and Executive Vice
                                                             President of HIFSCO; Director and Managing Director of
                                                             HL Advisors.

David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                         since 1991      Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                        and Assistant    Assistant Secretary of HASCO.
Woodbury, Minnesota                        Secretary since
                                                1996

John C. Walters                     38     Vice President    Executive Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      from 1996 to 2000, President of First Union Financial
Hartford, Connecticut                                        Securities Group; Director of Sales of Wheat First
                                                             Union from 1994 to 1996.

Michael J. Radmer                   55     Secretary since   Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                          1978         Counsel.
Minneapolis, Minnesota


     * Mr. Cutting does not serve as a director of Fortis Securities, Inc. Dr. Senbet is a director of Fortis Series Fund, Inc., Fortis Securities, Inc., Fortis Growth Fund, Inc., and Fortis Tax-Free Portfolios, Inc. only.

     ** Prior to the acquisition of the Fund's previous investment adviser, Fortis Advisers, Mr. Freedman was an "interested person" of Fortis Money because he is a director of Fortis, Inc. Following the acquisition of Fortis Advisers and Fortis Investors by Hartford Life, there is no provision under Section 2(a)(19) of the 1940 Act that would cause Mr. Freedman to be an "interested person" of the Fund or of any investment adviser to the Fund or Woodbury Financial.

     Fortis Money pays each Director who is not affiliated with Hartford Administrative Services Company, Woodbury Financial Services, Inc., or their affiliates a quarterly fee of between $300 and $850, a fee of between approximately $85 and $240 for each Directors' meeting attended, and a fee of between $10 and $35 per hour for committee and telephone meetings attended. The following table sets forth the aggregate compensation received by each director from Fortis

Money during the fiscal year ended July 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 2000. Mr. Freedman did not receive any such compensation and he is not included in the table. Fortis Money does not currently provide any pension or retirement benefits for the directors. No executive officer receives any compensation from the Fund.

                                        Aggregate compensation       Total compensation
                                                 from                       From
         Director                            Fortis Money               Fund Complex*
         --------                            ------------               -------------
         Richard W. Cutting                     $ 2,075                   $ 35,475
         Dr. Robert M. Gavin                    $ 2,075                   $ 36,375
         Jean L. King                           $ 1,975                   $ 36,150
         Phillip O. Peterson                    $ 1,050                   $ 26,100
         Robb L. Prince                         $ 2,075                   $ 38,175
         Leonard J. Santow                      $ 2,515                   $ 38,275
         Noel F. Schenker                       $ 2,075                   $ 36,150
         Dr. Lemma W. Senbet**                  $     0                   $ 26,235
         Joseph M. Wikler                       $ 2,575                   $ 40,875
         -----------------------------

* The Fund Complex consists of one closed-end and eight open-end investment companies: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Tax-Free Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.
** Includes consulting fees, paid at a rate that is the same as director's fees, for certain companies within the Fund Complex for which Dr. Senbet is not a director. During such company's most recently completed fiscal year, Dr. Senbet received the following consulting fees: $750 from Fortis Advantage Portfolios, Inc., $850 from Fortis Equity Portfolios, Inc., $400 from Fortis Income Portfolios, Inc., and $1,075 from each of Fortis Money Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.

     Directors Gavin, King, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     During the fiscal year ended September 30, 2000, the Fund paid $4,957 in legal fees and expenses to a law firm of which the Fund's Secretary is a partner.

     Fortis Money, HIFSCO, HASCO and Woodbury Financial each have adopted a Code of Ethics designed to protect the interests of the Fund's shareholders. Under the Code of Ethics investment personnel are permitted to trade securities for their own account subject to a number of restrictions. The Code of Ethics has been filed with the SEC via the EDGAR system and may be viewed by the public.

- THE FOLLOWING INFORMATION REPLACES THE SECTIONS ENTITLED "GENERAL", "CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS", "INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS" AND "EXPENSES" INCLUDED UNDER "INVESTMENT ADVISORY AND OTHER SERVICES," ON PAGES 12-13.

GENERAL

         Hartford Investment Financial Services Company ("HIFSCO") has been the interim investment adviser of the Funds since April 2, 2001. Prior to that, Fortis Advisers, Inc. ("Fortis

Advisers") had been the investment adviser of the Funds since their inception. HIFSCO acts pursuant to an interim investment advisory and management agreement (the "Interim Advisory Agreement") that became effective at the time of the Acquisition of Fortis Advisers by Hartford Life. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06070. As of December 31, 2000, affiliates of Hartford Life, including HIFSCO, managed mutual fund assets in excess of $55 billion.

         Prior the Acquisition, Fortis Advisers provided investment advisory and other services to the Fund pursuant to an investment advisory and management agreement between the Fund and Fortis Advisers (the "Fortis Agreement"). The Fortis Agreement terminated by its terms upon the consummation of the Acquisition, because the consummation of the Acquisition resulted in an "assignment," as defined in the 1940 Act, of the Fortis Agreement. At that time, the following interim agreements were put in place:

(i) An Interim Advisory Agreement with HIFSCO. The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreement. The fees payable under the Interim Agreement are the same as under the Fortis Agreement.
(ii) An interim sub-advisory agreement with Hartford Investment Management Company ("HIMCO").

         The Board of Directors, including a majority of the Directors who are not interested persons of the Fund, Fortis Advisers, HIFSCO or HIMCO approved the Interim Advisory Agreement and the interim sub-advisory agreement at a meeting on March 23, 2001. Shareholders of record on April 12, 2001, will be asked to approve a definitive investment advisory agreement with HIFSCO at a special meeting of the Fund's shareholders, to be held on or about May 31, 2001. In addition, at the meeting, shareholders will be asked to approve a definitive investment sub-advisory agreement between HIFSCO and HIMCO.

         The services provided by HIFSCO include:

-    General management of the Fund.
- Ultimate responsibility (subject to oversight by the Fund's Board of Directors) to oversee any sub-advisers hired to manage all or a portion of the Fund and recommend the hiring, termination and replacement of sub-advisers.

CONTROL AND MANAGEMENT OF HIFSCO

         HIFSCO is a wholly owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford is a publicly held company. The Hartford and its subsidiaries (including Hartford Life), headquartered at Hartford Plaza, Hartford, Connecticut 06115, are among the largest providers of both life insurance and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of The Hartford's subsidiaries. At December 31, 2000, total assets and total shareholders' equity of The Hartford were $171.5 billion and $7.5 billion, respectively.

         Hartford Life is a leading financial services and insurance organization providing investment products such as mutual funds, variable annuities, individual and corporate owned life insurance, and employee benefits products. Its mutual fund operations are among the fastest-growing in the United States. Affiliates of Hartford Life, including HIFSCO and HIMCO, managed mutual fund assets in excess of $55 billion as of December 31, 2000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Acquisition of Fortis Advisers by Hartford Life resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the existing investment advisory and management agreement between the Fund and Fortis Advisers, resulting in its automatic termination. Since that time, HIFSCO has been serving as the investment adviser to the Fund pursuant to the Interim Advisory Agreement. The Interim Advisory Agreement will terminate, by its own terms, 150 days after the date of the Acquisition. The Board of Directors, or a majority of the Fund's outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to HIFSCO.

         The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreement and provides, additionally, that HIFSCO may appoint one or more sub-advisers for the Fund. Under the Interim Advisory Agreement, HIFSCO is required to act as investment adviser for, and manage the affairs, business, and the investment of the assets of the Fund. The Interim Advisory Agreement places on HIFSCO the sole and exclusive responsibility for managing the Fund and making and executing all investment decisions for the Fund. The Interim Advisory Agreement provides that HIFSCO can, at its option and expense with respect to the Fund and upon approval of the Board of Directors and shareholders appoint a sub-adviser or sub-advisers, provided that any discretionary investment decisions made by a sub-adviser on behalf of the Fund are subject to approval or ratification by HIFSCO. HIFSCO is responsible for monitoring compliance by each sub-adviser with the investment policies, restrictions, and limitations on the Fund, and for ensuring that the Fund is managed in a way so that: (i) it meets the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and
(ii) it complies with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

         The Interim Advisory Agreement provides that the fees payable by the Fund under the Agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIFSCO upon shareholder approval of a definitive investment management agreement with HIFSCO for the Fund. If shareholders of the Fund do not approve the definitive investment management agreement with HIFSCO within 150 days after the Interim Advisory Agreement is put in place for the Fund, HIFSCO will be paid by the Fund the lesser of (i) any costs incurred by HIFSCO in performing the Interim Advisory Agreement (which would not include any sub-advisory fees paid to HIMCO), plus interest on the amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).

         During the most recent fiscal year, the Fund paid Fortis Advisers monthly fees as compensation for the services provided under the Fortis Agreements, based on the average daily net assets of the Fund as of the close of each business day of the month in question. Upon shareholder approval of the investment advisory agreement between the Fund and HIFSCO, the Fund will pay HIFSCO a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as paid under the Fortis Agreement. The fees paid by the Fund to Fortis Advisers under the Fortis Agreement during fiscal 2000 are calculated as described in the following table.

                                                      Annual investment advisory and
           Average net assets of the Fund                     management fee
           ------------------------------                     --------------
           For the first $500 million                              0.60%
           For assets over $500 million                            0.55%

         During the fiscal years ended July 31, 1998, 1999 and 2000, the Fund paid the following investment advisory and management fees to Fortis Advisers, pursuant to the Fortis Agreement.

                                                         Advisory fees paid during :
                                                         -------------------------

                                     Fiscal year ended       Fiscal year ended       Fiscal year ended
                                     September 30, 1998      September 31, 1999      September 31, 2000
                                     ------------------      ------------------      ------------------
     Money Fund                             $ 853,729           $ 1,006,853             $ 1,167,308

         HIFSCO, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of the Fund. HIFSCO is not required to provide transfer agency, registrar and dividend disbursement services under the Interim Advisory Agreement; however, it will bear the costs of those services under a separate agreement with the Fund and HASCO. HASCO serves as the Fund's registrar, transfer agent, and dividend disbursing agent. The Fund pays all its expenses that are not expressly assumed by HIFSCO, HASCO or Woodbury Financial. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of the Fund who are not "affiliated persons" of HIFSCO, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and their shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation.

         Although investment decisions for the Fund are made independently from those of the other funds or private accounts managed by HIFSCO, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

SUB-ADVISORY AGREEMENT

         HIMCO is currently acting, pursuant to an interim sub-advisory agreement, as sub-adviser to each of the Funds. This interim agreement went into effect on the date of the Acquisition. While the Board of Directors has approved a definitive sub-advisory agreement with HIMCO, shareholder approval of its service as sub-adviser is required. The interim sub-advisory agreement with HIMCO will each remain in effect for not more than 150 days after termination of the Fortis Agreement, which occurred upon the consummation of the Acquisition on April 2, 2001. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the interim sub-advisory agreement with HIMCO at any time, without payment of any penalty, on not more than 10 calendar days written notice to HIMCO.

         Under the terms of the interim sub-advisory agreement, HIMCO receives a fee from HIFSCO for services provided to the Fund. Such amounts are payable out of the advisory fees received by HIFSCO for the same period and are not in addition to such amounts. The interim sub-advisory agreement provides that the fees that would be payable to it with respect to a Fund under the agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIMCO upon shareholder approval of a definitive sub-advisory contract with HIMCO for the Fund. If shareholders of the Fund do not approve the definitive sub-advisory agreement with HIMCO within 150 days after the interim sub-advisory agreement is put in place for the Fund, HIMCO will be paid the lesser of (i) any costs incurred by HIMCO in performing the interim sub-advisory agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned). HIFSCO pays fees to HIMCO under the interim sub-advisory agreement at the rate specified below:

                                                        Sub-advisory fee rate*
                Money Fund                                Cost reimbursement
                -------------------------------------

                    * Determined based on HIMCO's direct and indirect expenses on a quarterly basis.

EXPENSES

         HIFSCO is not required to provide transfer agency, registrar, or dividend disbursement services; however, HIFSCO will bear the costs of those services, provided by HASCO, under a separate agreement between the Fund, HIFSCO and HASCO. HIFSCO also furnishes the Fund with all required management services, facilities, equipment, and personnel. Woodbury Financial also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

- THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "UNDERWRITER AND DISTRIBUTION OF SHARES" ON PAGE 21.

     Woodbury Financial acts as the distributor of the shares of the Fund. Woodbury Financial was known as Fortis Investors prior to the Acquisition; for ease of reference, Woodbury Financial, when used below, refers to that company both before and after the Acquisition. The Board of Directors of the Fund approved a new underwriting and distribution agreement (the "Underwriting Agreement") for the Fund with Woodbury Financial identical to the agreement previously in place. The Underwriting Agreement took effect upon the consummation of the Acquisition.

     Upon the consummation of the Acquisition on April 2, 2001, Woodbury Financial became a wholly-owned subsidiary of Hartford Life. Woodbury Financial is located at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

     As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Woodbury Financial receives contingent deferred sales charges on redemptions of certain Class B, C and H shares of the Funds. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Woodbury Financial.